Exhibit (a)(xv) under Form N-1A
                                            Exhibit 3(i) under Item 601/Reg. S-K


                            MONEY MARKET OBLIGATIONS TRUST

                                   Amendment No. 14
                                 DECLARATION OF TRUST
                                 dated October 3, 1988


This Declaration of Trust is amended as follows:

      Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

      "SECTION 5.  ESTABLISHMENT AND DESIGNATION OF SERIES OR CLASS."
      --------------------------------------------------------------


      Without limiting the authority of the Trustees set forth herein, to establish and designate any additional series or class or to modify the rights or preferences of any existing series or class, the series and classes have been established and designated as:

                             Alabama Municipal Cash Trust

                             Arizona Municipal Cash Trust
                             Institutional Service Shares

                            Automated Cash Management Trust
                                    Cash II Shares

                             Institutional Service Shares

                          Automated Government Cash Reserves

                           Automated Government Money Trust

                           Automated Treasury Cash Reserves

                            California Municipal Cash Trust
                             Institutional Service Shares

                                 Institutional Shares

                           Connecticut Municipal Cash Trust
                             Institutional Service Shares

                                Federated Master Trust

                      Federated Short-Term U.S. Government Trust

                               Federated Tax-Free Trust

                             Florida Municipal Cash Trust
                                    Cash II Shares

                                 Institutional Shares

                             Georgia Municipal Cash Trust

                              Government Obligations Fund
                                 Institutional Shares

                             Institutional Service Shares

                        Government Obligations Tax Managed Fund
                                 Institutional Shares

                             Institutional Service Shares

                      Liberty U.S. Government Money Market Trust
                                    Class A Shares
                                    Class B Shares

                                   Liquid Cash Trust

                             Maryland Municipal Cash Trust

                          Massachusetts Municipal Cash Trust
                               Boston 1784 Funds Shares

                             Institutional Service Shares

                             Michigan Municipal Cash Trust
                             Institutional Service Shares

                                 Institutional Shares

                            Minnesota Municipal Cash Trust
                                  Cash Series Shares

                                 Institutional Shares

                                Money Market Management

                                  Money Market Trust

                              Municipal Obligations Fund
                             Institutional Capital Shares
                             Institutional Service Shares

                                 Institutional Shares

                            New Jersey Municipal Cash Trust
                             Institutional Service Shares

                                 Institutional Shares

                             New York Municipal Cash Trust
                                    Cash II Shares

                             Institutional Service Shares

                          North Carolina Municipal Cash Trust

                               Ohio Municipal Cash Trust
                                    Cash II Shares

                             Institutional Service Shares
                                 Institutional Shares

                           Pennsylvania Municipal Cash Trust
                                  Cash Series Shares

                             Institutional Service Shares
                                 Institutional Shares

                              Prime Cash Obligations Fund
                             Institutional Capital Shares
                             Institutional Service Shares

                                 Institutional Shares

                                Prime Obligations Fund
                                 Institutional Shares

                             Institutional Service Shares

                             Prime Value Obligations Fund
                             Institutional Capital Shares
                             Institutional Service Shares

                                 Institutional Shares

                              Tax-Free Instruments Trust
                             Institutional Service Shares

                                   Investment Shares

                               Tax-Free Obligations Fund
                                 Institutional Shares

                             Institutional Service Shares

                            Tennessee Municipal Cash Trust
                             Institutional Service Shares

                                 Institutional Shares

                               Treasury Obligations Fund
                                 Institutional Shares

                             Institutional Service Shares
                             Institutional Capital Shares

                          Trust for Government Cash Reserves

                    Trust for Short-Term U.S. Government Securities

                          Trust for U.S. Treasury Obligations

                              U.S. Treasury Cash Reserves
                             Institutional Service Shares

                                 Institutional Shares

                             Virginia Municipal Cash Trust
                             Institutional Service Shares

                                 Institutional Shares

      The establishment and designation of any series or class of shares in addition to those established and designated above shall be effective upon the execution by a majority of the then Trustees, without the need for Shareholder approval, of an amendment tot his Declaration of Trust, taking the form of a complete restatement or otherwise, setting forth such establishment and designation and the relative rights and preferences of any such series or class, or as otherwise provided in such instrument.

      The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 19th day of May, 1999.

      WITNESS the due execution hereof this 16th day of November, 1999.

/S/ JOHN F. DONAHUE                 /S/ PETER E. MADDEN
------------------------------      -------------------
John F. Donahue                     Peter E. Madden

/S/ THOMAS G. BIGLEY                /S/ CHARLES F. MANSFIELD, JR.
------------------------------      -----------------------------
Thomas G. Bigley                    Charles F. Mansfield, Jr.

/S/ JOHN T. CONROY, JR.             /S/ JOHN E. MURRAY, JR.
------------------------------      -----------------------
John T. Conroy, Jr.                 John E. Murray, Jr.

/S/ JOHN F. CUNNINGHAM              /S/ MARJORIE P. SMUTS
------------------------------      ---------------------
John F. Cunningham                  Marjorie P. Smuts

/S/ LAWRENCE D. ELLIS, M.D.         /S/ JOHN S. WALSH
------------------------------      -----------------
Lawrence D. Ellis, M.D.             John S. Walsh